Income Tax - Schedule of Federal Income Tax Rate to The Company's Effective Tax Rate (Detail) - LIVE OAK ACQUISITION CORP. I I [Member]	5 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Line Items]
Statutory federal income tax rate	21.00%
Change in fair value of derivative warrant liabilities	(17.00%)
Transaction costs allocated to derivative warrant liabilities	(3.30%)
State taxes, net of federal tax benefit	0.00%
Change in valuation allowance	(0.70%)
Income tax provision	0.00%